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                                                                   Exhibit 10.32


                                AMENDMENT 1996-1


                                       TO


         FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF THE PALM BEACHES
                          EMPLOYEE STOCK OWNERSHIP PLAN


                                       AND


                                 TRUST AGREEMENT

         This amendment is made and entered into the date below written by and between First Bank of Florida (previously First Federal Savings and Loan Association of the Palm Beaches" (herein referred to as "The Bank") and MARINE MIDLAND BANK as Trustee of the Bank's Employee Stock Ownership Plan (herein the "ESOP") effective as of October 15, 1996.

                                   WITNESSETH

         WHEREAS, the Bank adopted an Employee Stock Ownership Plan and its related Trust Agreement known as The First Federal Savings and Loan Association of the Palm Beaches Employee Stock Ownership Plan and Trust respectively for the benefit of its eligible employees effective January 1, 1993, and amended said plan on several occasions; and

         WHEREAS, effective October 15, 1996, the Bank officially became known as First Bank of Florida; and

         WHEREAS, the Bank desires to amend said ESOP and Trust in order to conform the name of the plan and trust to the name of the Bank;

         NOW THEREFORE, The First Federal Savings and Loan Association of the Palm Beaches Employee Stock Ownership Plan and the Trust Agreement between First Federal Savings & Loan Association of the Palm Beaches and Marine Midland are hereby amended in the following particulars:

1) The title page of both documents is hereby amended to replace reference to First Federal Savings and (&) Loan Association of the Palm Beaches with reference to First Bank of Florida.

2) Section 2 of the ESOP, the definitions of Company, Employee and Holding Company are hereby amended to delete reference to First Federal Savings and Loan Association of the Palm Beaches wherever it appears and to replace such with the name First Bank of Florida.

3) From and after the effective date of this amendment, these and all other references to the ESOP and its related Trust are hereby amended to refer to The First Bank of Florida Employee Stock Ownership Plan and Trust respectively.

4) Notwithstanding anything herein which might be construed to the contrary, no participants' rights to benefits under the ESOP shall be affected in any way as a result of these amendments.
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IN WITNESS WHEREOF the Parties have caused these presents to be executed this
17th day of DECEMBER, 1996 at West Palm Beach Palm Beach County, Florida.




                                    FIRST BANK OF FLORIDA



                                    /s/ LOUIS O. DAVIS, JR.
                                    ---------------------------------------
                                    President and CEO - Louis O. Davis, Jr.



                                    /s/ JOHN C. TRAMMEL
                                    ---------------------------------------
                                    Secretary - John C. Trammel